UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2013

COCA-COLA ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34874	27-2197395
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339
(Address of principal executive offices, including zip code)

(678) 260-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	. Submission of Matters to a Vote of Security Holders
The Company held its Annual Meeting of Shareholders on April 23, 2013.  The certified results of the matters voted upon at the meeting, which are more fully described in our proxy statement, are as follows:

(1)	Election of twelve (12) directors for terms expiring at the 2014 annual meeting of shareowners

DIRECTORS	FOR	WITHHELD	BROKER NON-VOTES
Jan Bennink	233,927,781	1,666,611	11,006,566
John F. Brock	227,123,409	8,470,983	11,006,566
Calvin Darden	233,906,518	1,687,874	11,006,566
L. Phillip Humann	221,263,430	14,330,962	11,006,566
Orrin H. Ingram II	223,758,510	11,835,882	11,006,566
Thomas H. Johnson	223,097,306	12,497,086	11,006,566
Suzanne B. Labarge	233,922,346	1,672,046	11,006,566
Véronique Morali	222,965,334	12,629,058	11,006,566
Andrea L. Saia	233,924,630	1,669,762	11,006,566
Garry Watts	233,777,713	1,816,679	11,006,566
Curtis R. Welling	233,922,359	1,672,033	11,006,566
Phoebe A. Wood	233,918,404	1,675,988	11,006,566

(2)	Non-binding advisory vote on the Company’s executive compensation program

FOR	AGAINST	ABSTAIN	BROKER NV
219,198,550	14,473,498	1,922,344	11,006,566

(3)	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accountant firm for the fiscal year 2013

FOR	AGAINST	ABSTAIN
243,418,132	1,665,962	1,516,864

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES, INC.
(Registrant)
Date: April 24, 2013	By:	/s/William T. Plybon
	Name:	William T. Plybon
	Title:	Vice President, Secretary and Deputy General Counsel